UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


          Date of Report (Date of Earliest Event Reported): August 9, 2002

                              M.D.C. Holdings, Inc.
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             (Exact name of registrant as specified in its charter)




      Delaware                    1-8951                   84-0622967
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   (State or Other       (Commission File Number)       (I.R.S. Employer
   Jurisdiction of                                      Identification No.)
    Incorporation)

             3600 South Yosemite Street, Suite 900, Denver, Colorado 80237
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               (Address of Principal Executive Offices) (Zip Code)


          Registrant's telephone number, including area code: (303) 773-1100
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                                 Not Applicable
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           (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

Exhibit Number                          Description
--------------  ------------------------------------------------------------

99.1 Statement Under Oath of Larry A. Mizel, Chief Executive Officer of M.D.C. Holdings, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Paris G. Reece III, Chief Financial Officer of M.D.C. Holdings, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.


ITEM 9.     REGULATION FD DISCLOSURE

            On August 9, 2002, Larry A. Mizel, Chief Executive Officer of M.D.C. Holdings, Inc., and Paris G. Reece III, Chief Financial Officer of M.D.C. Holdings, Inc., each submitted to the Securities and Exchange Commission Statements under Oath in compliance with the SEC's June 27, 2002 Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          M.D.C. HOLDINGS, INC.



                                          By:  /s/ Joseph H. Fretz
Dated: August 12, 2002                       --------------------------------
                                               Joseph H. Fretz
                                               Secretary and Corporate Counsel